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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT

To the Board of Directors and Shareholders of Network Appliance, Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 33-99638, 333-25277, 333-40307 and 333-32318 on Form S-8 of our report dated May
16, 2000 (June 13, 2000 as to Note 11), appearing in this Annual Report on Form 10-K of Network Appliance, Inc. for the year ended April 30, 2000.


DELOITTE & TOUCHE LLP

San Jose, California
July 10, 2000



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